UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2010

MARINE GROWTH VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-128077	20-0890800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1818 N. Farwell Ave
Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

414-283-2620
 (Registrant's telephone number, including area code)

Copies to:
Thomas A. Rose, Esq.
Andrew M. Smith, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
Item 7.01  Regulation FD Disclosure.

Marine Growth Ventures, Inc. (the “Company”), as one of several parties adverse to claims made by Frank J. Orlando (“Orlando”), for wages and consulting fees, on December 17, 2010, entered into an agreement with Orlando to settle such claims.  In consideration for a payment by the Company of $25,000, Orlando and the Company have executed and delivered mutual releases of claims.

A copy of the Confidential Settlement Agreement, Mutual Release, and Covenant Not to Sue is attached hereto as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

10.1           Confidential Settlement Agreement, Mutual Release, and Covenant Not to Sue executed by the Company on December 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE GROWTH VENTURES, INC.

Date: December 21, 2010	By:	/s/ Kate Ostruszka
Kate Ostruszka
Chief Financial Officer

Exhibits

10.1           Confidential Settlement Agreement, Mutual Release, and Covenant Not to Sue executed by the Company on December 17, 2010.